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              MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND
                              MFS WORLD GROWTH FUND

                      Supplement to the Current Prospectus


The description of the portfolio manager under the "Management of the Fund Investment Adviser" section of the Prospectus is hereby revised to reflect that, effective February 1, 1997, Jeffery Chowdhry is an additional portfolio manager of the Fund. Mr. Chowdhry, a Director of Foreign & Colonial Emerging Markets LTD ("FCEM"), has been employed by FCEM as a portfolio manager since 1994. Prior to 1994, Mr. Chowdhry was a portfolio manager at BZW Investment Management.

                The date of this Supplement is January 29, 1997.